UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2025

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place	,	Houston,	Texas	77056
(Address of principal executive offices)				(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.001 par value per share	WFRD	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Financial Officer

On April 22, 2025, Weatherford International plc (the “Company”) announced the appointment of Anuj Dhruv, 43, to serve as the Company’s Executive Vice President and Chief Financial Officer, effective April 21, 2025. Mr. Dhruv brings more than two decades of diverse experience in global finance, strategy, and transformation roles across the technology, energy, and chemicals industries. Most recently, he served as Vice President of Finance and Strategy for the Global Olefins and Polyolefins segment at LyondellBasell from November 2022 to April 2025, where he was responsible for driving performance, investment strategies, and transformation initiatives across a $29B revenue segment. Before that he served as Vice President and Treasurer at LyondellBasell beginning in February 2020. Mr. Dhruv’s extensive background includes strategic leadership at Schlumberger and Microsoft, with a track record of optimizing financial performance, leading complex M&A transactions, and building high-performing teams.

In connection with Mr. Dhruv’s appointment as Executive Vice President and Chief Financial Officer of the Company, he will receive the following compensation:

1.annual base salary of $570,000;
2.eligibility to participate in the Company’s Short Term Incentive Plan, as amended and restated (“STI”), with a target award opportunity set at up to 90% of his annual base salary for 2025 pursuant to the terms of the STI, prorated for his partial year of service;
3.a long-term incentive award for 2025 granted under the Company’s Third Amended and Restated 2019 Equity Incentive Plan (the “EIP”) equal to $1,767,000 of the Company’s ordinary shares on the date of grant, which will be delivered in a combination of 30% Restricted Share Units (“RSUs”) vesting ratably over three years from the date of grant and 70% Performance Share Units which, subject to the achievement of the performance metrics, will cliff vest at the end of the three-year performance period;
4.a sign-on equity award under the EIP equal to $1,000,000 of the Company’s ordinary shares on the date of grant, which will be delivered in the form of RSUs vesting ratably over two years; and
5.eligibility to participate in the EIP or other long-term incentive plans in subsequent years.

Mr. Dhruv will be covered under the Company’s Third Amended and Restated Change in Control Severance Plan, which provides that upon a qualifying termination of employment following a change in control transaction, he would receive, subject to a release of claims, severance benefits equal to two times base salary and bonus; a prorated target annual bonus for the year of termination; continued health and welfare benefits; outplacement services and certain other benefits. In addition, Mr. Dhruv will also be covered under the Company’s Amended and Restated Executive Severance Plan (“Severance Plan”) which provides severance payments and benefits if he experiences a termination of employment by the Company without “Cause” or by the participant for “Good Reason” (each as defined in the Severance Plan). Upon such a termination, Mr. Dhruv will be able to receive an amount equal to one times his base salary and bonus; a prorated target annual bonus for the year of termination; continued health and welfare benefits and outplacement services.

Mr. Dhruv will be eligible for other benefits for similarly situated executives in accordance with the Company’s standard plans and polices. In addition, the Company and one of its primary subsidiaries will enter into customary officer indemnification agreements with Mr. Dhruv upon joining the Company.

There are no arrangements or understandings between Mr. Dhruv and any other persons pursuant to which Mr. Dhruv was selected to act as the Executive Vice President and Chief Financial Officer of the Company. Mr. Dhruv does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Departure of Chief Financial Officer

In conjunction with the appointment of Mr. Dhruv, Arunava Mitra has left Weatherford effective April 21, 2025 and has ceased to serve as its Executive Vice President and Chief Financial Officer. In conjunction with his departure from the Company, Mr. Mitra will be entitled to certain benefits and compensation under the Company’s pre-existing compensation plans and applicable policies and related agreements, as generally described in the Company’s annual proxy statement filed with the SEC on April 24, 2024, as well as subsequent Company filings on Form 8-K or other filings with the Securities and

Exchange Commission. These include benefits under our EIP and related award agreements. Receipt of these benefits is subject to his execution of a general release of claims in favor of the Company. Mr. Mitra’s leaving the Company is not the result of any dispute or disagreement with the Company on any matter relating to the Company’s accounting practices or financial statements.

Item 7.01	Regulation FD Disclosure.
On April 22, 2025, the Company issued a press release describing certain of the matters in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein. The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings. The filing of this Item 7.01 of this Current Report on Form 8-K (including the exhibit hereto or any information included herein or therein) shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release issued by Weatherford International plc on April 22, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: April 22, 2025	By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President, General Counsel and Chief Compliance Officer